EXHIBIT q(ii)
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                                POWER OF ATTORNEY


STATE OF:         TEXAS
COUNTY OF:        BEXAR

         Know all men by these presents that the undersigned Trustee of the USAA Life Investment Trust, a Delaware statutory trust (Trust), constitutes and appoints Mark S. Howard, and Eileen M. Smiley, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for his and in his name, place and stead, in any and all capacities to sign registration statements on any form or forms filed under the Securities Act of 1933 and the Investment Company Act of 1940 and any and all amendments thereto, with all
exhibits,   instruments,   and  other  documents  necessary  or  appropriate  in
connection therewith and to file them with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.


/S/ GARY W. WEST                    FEBRUARY 28, 2005
----------------                    ------------------
Gary W. West                        Date
Trustee




On this 28th day of February 2005, before me, Wanda Alderman, the undersigned Notary Public, personally appeared Gary W. West, known to me to be the person whose name is subscribed to the above Power of Attorney, and acknowledged that he executed it.

WITNESS my hand and official seal

My Commission Expires:  10/27/2007           /S/ WANDA ALDERMAN
                                             Notary Public
                                             State of Texas


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                                POWER OF ATTORNEY


STATE OF:         TEXAS
COUNTY OF:        BEXAR

         Know all men by these presents that the undersigned Trustee of the USAA Life Investment Trust, a Delaware statutory trust (Trust), constitutes and appoints Mark S. Howard, and Eileen M. Smiley, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for his and in his name, place and stead, in any and all capacities to sign registration statements on any form or forms filed under the Securities Act of 1933 and the Investment Company Act of 1940 and any and all amendments thereto, with all
exhibits,   instruments,   and  other  documents  necessary  or  appropriate  in
connection therewith and to file them with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.


/S/ NEIL H. STONE                   FEBRUARY 25, 2005
-----------------                   -----------------
Neil H. Stone                       Date
Trustee




On this 25th day of February 2005, before me, Annette Basaldua, the undersigned Notary Public, personally appeared Neil H. Stone, known to me to be the person whose name is subscribed to the above Power of Attorney, and acknowledged that he executed it.

WITNESS my hand and official seal

My Commission Expires:   08/08/2008             /S/ ANNETTE BASALDUA
                                                --------------------
                                                Notary Public
                                                State of Texas

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